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                                                                   EXHIBIT 10.65
                                AMENDMENT 2002-2
                       BECKMAN COULTER, INC. SAVINGS PLAN

         WHEREAS, Beckman Coulter, Inc. (the "Company") maintains the Beckman Coulter, Inc. Savings Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to (1) adopt a "good faith" amendment to reflect the changes made by the enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), (2) adopt provisions reflecting the enactment of final regulations governing minimum required distributions, (3) designate a portion of the Plan as an employee stock ownership plan, and allow participants the right to elect to withdraw dividends paid on Beckman Coulter, Inc. stock with respect to the ESOP portion of the Plan, and (4) conform the claims procedures set forth in the Plan to changes in the Department of Labor's claims procedure regulations;

         NOW, THEREFORE, the Plan is hereby amended effective as set forth below:

                  1.       The definition of "Plan Compensation" contained in
Section 1.2 of the Plan is amended effective January 1, 2002 by adding the following to the end of the section:

                  "Effective for Plan Years beginning on or after January 1, 2002, the Maximum Compensation Limitation shall not exceed $200,000, as adjusted for cost of living increases in accordance with Section 401(a)(17)(B) of the Code."

                  2. The definition of "Severance From Service" and "Severance From Service Date" contained in Section 1.2 of the Plan is hereby amended effective January 1, 2002 by adding the following to the end thereof:

                  "Any severance from employment occurring on or after January 1, 2002 shall be considered a Severance From Service."

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                  3.       Section 3.1(e)(1) is hereby amended effective January
1, 2002 by adding the following to the end of the section:

                  "Effective January 1, 2002, the limitation on Before-Tax Savings Contributions shall be the limitation contained in
                  Section 402(g) of the Code. Contributions permitted under
                  Section 3.10 of the Plan and Section 4.14(v) of the Code shall not be deemed to violate such limitation."

                  4. Section 3.4(d) is hereby amended effective January 1, 2002 by adding the following to the end of the section:

                  "The multiple use test described in this subsection and in Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning on or after January 1, 2002."

                  5. Section 3.6(a) of the Plan is hereby amended effective January 1, 2002 by adding the following to the end of the section:

                  "Effective January 1, 2002, and subject to the other requirements of this section, the Plan will accept rollovers from a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions, an annuity contract described in Section 403(b) of the Code, excluding after tax employee contributions, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of the state, and an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code to the extent that the distribution from such plan is eligible to be rolled over and would otherwise be includable in gross income."

                  6. The following is hereby added to the end of Section 3.10, effective January 1, 2002:

                  "Except as provided herein, Catch-Up Contributions are subject to the Plan provisions governing Before-Tax Savings Contributions."

                  7. Section 6.1 is amended effective July 15, 2002 by adding the following to the end of the section:

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                  "A withdrawal under this Section 6.1 may be taken only in cash to the extent the After-Tax Savings Account being withdrawn is not invested in stock of the Company. To the extent the After-Tax Savings Account being withdrawn is invested in stock of the Company, the Participant may specify that the withdrawal be paid in cash and/or in kind in 10% increments, provided that no fractional shares or units shall be distributed in kind. To the extent that the amount being withdrawn is invested in stock of the Company, the amount to be withdrawn shall be adjusted so that the amount reflects the proceeds of the sale of full shares and/or units."

                  8. Section 6.3 is amended effective July 15, 2002 by adding the following to the end of the section:

                  "A withdrawal under this Section 6.3 may be taken only in cash to the extent the Account being withdrawn is not invested in stock of the Company. To the extent the Account being withdrawn is invested in stock of the Company, the Participant may specify that the withdrawal be paid in cash and/or in kind in 10% increments, provided that no fractional shares or units shall be distributed in kind. To the extent that the amount being withdrawn is invested in stock of the Company, the amount to be withdrawn shall be adjusted so that the amount reflects the proceeds of the sale of full shares and/or units."

                  9. Section 6.4(b) is amended effective July 15, 2002 by adding the following to the end of the section:

                  "A withdrawal under this Section 6.4 may be taken only in cash to the extent the Account being withdrawn is not invested in stock of the Company. To the extent the Account being withdrawn is invested in stock of the Company, the Participant may specify that the withdrawal be paid in cash and/or in kind in 10% increments, provided that no fractional shares or units shall be distributed in kind. To the extent that the amount being withdrawn is invested in stock of the Company, the amount to be withdrawn shall be adjusted so that the amount reflects the proceeds of the sale of full shares and/or units."

                  10. The first sentence of Section 6.4(c) is hereby amended effective January 1, 2002 to read as follows:

                  "If a Participant makes a withdrawal pursuant to this Section 6.4, he shall be unable to elect that any Before-Tax Savings

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                  Contributions or After-Tax Savings Contributions or any other employee contributions be made on his behalf under the Plan or under any other plan maintained by the Company or a Related Company until the first day of the first pay period occurring twelve months following his withdrawal or longer if applicable under other plan rules; provided, however, that for a Participant who receives a distribution after December 31, 2001 under this Section 6.4, the limitation on the ability to make contributions under this Plan or under any other plan maintained by the Company or a Related Company shall be six months, rather than twelve months."

                  11. The following is hereby added to the end of Section 6.4(c), effective January 1, 2002:

                  "For a Participant who receives a distribution after December 31, 2001 under this Section 6.4, the limitation under Code
                  Section 402(g) referred to in Section 3.1(e) shall not be adjusted in the taxable year of the Participant commencing after the withdrawal."

                  12. Section 6.8(f) is hereby amended effective July 15, 2002 to read as follows:

                  "If the Participant does not specify the form of any withdrawal which may be made in cash and/or shares, the withdrawal shall be made in cash."

                  13. Section 6.12 is hereby amended effective January 1, 2002 by adding the following to the end of the section:

                  (f)      Modification of Direct Rollover Rules.

                           (1) Effective Date. This Section shall apply to distributions made after December 31, 2001.

                           (2) Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in this Section 6.12, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

                           (3) Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in this Section 6.12, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                           (4) Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee Contributions. For purposes of the direct rollover provisions in this Section 6.12, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

                  14. The following new Section 6.13 is hereby added to the Plan effective July 15, 2002:

                  6.13.    Employee Stock Ownership Plan Provisions.

                  (a) Designation as Employee Stock Ownership Plan. The portion of the Plan invested in the Beckman Coulter Stock Fund at any time is hereby designated as a Stock Bonus Plan and an Employee Stock Ownership Plan.

                  (b) All cash dividends on Company Stock allocated to Participants' Accounts shall be subject to an election of the Participants or, if applicable, their Beneficiaries ("Participant's Election"). Under the Participant's Election, the dividends shall be paid to the Plan and reinvested in the Beckman Coulter Stock Fund, except for dividends allocated to any Participant or, if applicable, Beneficiary who elects that such dividends be distributed by the Plan in cash. Such Participant's Election shall be made in a manner prescribed by the Committee (which may

                                      -5-

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                  include a designation through electronic media). Former
                  Employees who have partially-vested Account(s) remaining in the Plan shall not be entitled to make the Participant's Election, and the Participant's Election shall not apply to the Retirement Plus portion of the Plan.

                  (c) A Participant or Beneficiary may make or change his Participant's Election at any time prior to the last business day before the date a dividend is payable. Unless a Participant's election specifies that the dividend shall be paid in cash, the dividend with respect to a Participant shall be paid to the Plan and reinvested in the Beckman Coulter Stock Fund.

                  (d) If a Participant or Beneficiary makes a Participant's Election to receive a distribution of dividends in cash, such distribution shall be made to such Participant or Beneficiary at the time determined by the Committee, but no later than 90 days after the close of the Plan Year in which the dividend is paid to the Plan. Notwithstanding any other provision of this Plan, a Participant or Beneficiary shall be fully vested in any dividend subject to a Participant's Election, regardless of whether the Participant or Beneficiary elects a cash distribution or reinvestment with respect to such dividend.

                  (e) A Participant having a balance in the Beckman Coulter Stock Fund in an Account subject to the Participant's Election is entitled to a withdrawal under Section 6.4 only if the Participant elects to receive dividends in cash under a Participant's Election. A Participant who otherwise qualifies for a withdrawal under Section 6.4 shall be permitted to make a new Participant's Election to elect a cash distribution upon applying for a withdrawal under Section 6.4."

                  15. Sections 7.3(a)(9)(iii)-(vi) are hereby amended to read as follows effective January 1, 2003:

                  "(iii)   Every claim for benefits which is denied shall be
                  denied by written notice setting forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial, (2) specific references to any provisions of the Plan on which the denial is based, (3) a description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (4) an explanation of the procedure for further reviewing the denial of the claim under the Plan, including a statement of the right of

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

                  the claimant to bring an action under Section 502(a) of ERISA following an adverse benefit determination on review.

                  (iv) The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having 60 days after receipt of denial of his claim to request such review. Claimant shall have the right to submit documents, records, issues, comments and other information in writing which relates to the claim for benefits, all of which shall be taken into account regardless of whether it was submitted in the initial benefit determination. The claimant shall be provided upon request and at no charge reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The review shall take into account all comments, documents, records and other information submitted by the claimant, regardless of whether such information was submitted or considered in the initial benefit determination.

                  (v) The Committee shall establish a procedure for issuance of a decision by the Committee not later than 60 days after receipt of a request for review from a claimant unless special circumstances (i.e., such as the need to hold a hearing) require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60 day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. In no event shall such extension exceed a period of 60 days from the end of the initial period.

                  (vi) The Committee shall provide a claimant with written notice of the Plan's benefit determination on review. In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the adverse determination; (2) reference to the specific plan provisions on which the benefit determination is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; (4) a statement of the claimant's right to bring an action under Section 502(a) of ERISA."

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

                  16. The last two sentences of Section 4 of Appendix D (relating to loans from Pre-1991 Accounts) are hereby deleted, effective January 1, 2002.

                  17. Section 5(f) of Appendix D is hereby deleted, effective January 1, 2002.

                  18. The following Appendix G is hereby added to the Plan effective January 1, 2002:

                                   "APPENDIX G

           AMENDMENT OF THE PLAN FOR MINIMUM DISTRIBUTION REQUIREMENTS

                                    PREAMBLE

                  A. Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect certain provisions of the Code Section 401(a)(9) regulations ("Regulations"). This amendment is intended as good faith compliance with the requirements of the Regulations and is to be construed in accordance with the Regulations and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning January 1, 2002.

                  B. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

                  G.1      GENERAL RULES.

                  (a) Effective Date. The provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                  (b) Coordination with Minimum Distribution Requirements Previously in Effect. Required minimum distributions for years through 2001 were made in accordance with the version of the Regulations proposed in 1987. Required minimum distributions for 2002 were made in accordance with the version of the Regulations proposed in 2001. Required minimum distributions for 2003 and subsequent years will be made in accordance with the final Regulations.

                  (c) Precedence. The requirements of this Appendix G will take precedence over any inconsistent provisions of the Plan provided that this Appendix G shall not be considered to allow a participant or beneficiary to delay a distribution or elect an optional form of benefit not otherwise provided in the Plan.

                  (d) Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

                  (e) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                  G.2      Time and Manner of Distribution.

                  (a) Required Beginning Date. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.

                  (b)      Death of Participant Before Distributions Begin.
                  If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (i) If the participant's surviving spouse is the participant's sole designated beneficiary, then, except as provided elsewhere in this Appendix G, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

                           (ii) If the participant's surviving spouse is not the participant's sole designated beneficiary, then, except as provided elsewhere in this Appendix G, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

                           (iii) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                           (iv) If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Section G.2(b), other than Section G.2(b)(i), will apply as if the surviving spouse were the participant.

                  For purposes of this Section G.2(b) and Section G.4, unless Section G.2(b)(iv) applies, distributions are considered to begin on the participant's required beginning date. If Section G.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section G.2(b)(i).

                  (c) Forms of Distribution. Unless the participant's interest is distributed in the form of a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections G.3 and G.4 of this article.

                  G.3 Required Minimum Distributions During Participant's Lifetime.

                  (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                           (i) the quotient obtained by dividing the participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the participant's age as of the participant's birthday in the distribution calendar year; or

                           (ii) if the participant's sole designated beneficiary for the distribution calendar year is the participant's spouse, the quotient obtained by dividing the participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the distribution calendar year.

                  (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section G.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant's date of death.

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

                  G.4      Required Minimum Distributions After Participant's
                  Death.

                  (a)      Death On or After Date Distributions Begin.

                           (i)      Participant Survived by Designated
                  Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant's designated beneficiary, determined as follows:

                                    (A)     The participant's remaining life
                  expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

                                    (B)     If the participant's surviving
                  spouse is the participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                                    (C)     If the participant's surviving
                  spouse is not the participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant's death, reduced by one for each subsequent year.

                           (ii)     No Designated Beneficiary. If the
                  participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the participant's remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

                  (b)      Death Before Date Distributions Begin.

                           (i)      Participant Survived by Designated
                  Beneficiary. Except as provided elsewhere in this Appendix G, if the participant

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

                  dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the remaining life expectancy of the participant's designated beneficiary, determined as provided in Section G.4(a).

                           (ii)     No Designated Beneficiary. If the
                  participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                           (iii)    Death of Surviving Spouse Before
                  Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section G.2(b)(i), this Section G.4(b) will apply as if the surviving spouse were the participant.

                  G.5      Definitions.

                  (a) Designated Beneficiary. The individual who is designated as the beneficiary under Section 2.4 of the Plan is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-4, Q&A-1, of the Treasury regulations.

                  (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section G.2(b) The required minimum distribution for the participant's first distribution calendar year will be made on or before the participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

                  (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                  (d) Participant's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                  (e) Required Beginning Date. The Required Beginning Date means April 1 of the calendar year following the later of (a) the calendar year in which the participant attains age seventy and a half (70 1/2), or (b) the calendar year in which the employee retires. In the case of a participant who is a five percent (5%) owner (as defined in Section 416 of the Code) with respect to the Plan ending in the calendar year in which the participant turns 70 1/2, the Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the participant turns 70 1/2.

                  G.6      Effective Date of Plan Amendment for Section 401(a)
                  (9) Final and Temporary Treasury Regulations.

                  (a) Appendix G, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2002 calendar year (as set forth specifically in Section G.1(b), above)."

         IN WITNESS WHEREOF, this Amendment 2002-2 is hereby adopted this 20th day of December, 2002.

                                   BECKMAN COULTER, INC.

                                    By:     /s/ Fidencio M. Mares
                                       ---------------------------------
                                            Fidencio M. Mares

                                   Its:  Vice President, Human Resources
                                       ---------------------------------